UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ________________________

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2007
                                                   ----------------


                         COACTIVE MARKETING GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-20394                06-1340408
----------------------------        ------------       ----------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
    of incorporation)               File Number)       Identification Number)


                  75 Ninth Avenue, New York, New York    10011
               --------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 660-3800
                                                           --------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

         As reported in a Current Report on Form 8-K (the "8-K Filing") filed by CoActive Marketing Group, Inc. (the "Company") with the Securities and Exchange Commission on January 16, 2007, the Company dismissed Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm on January 10, 2007.

         Grant Thornton was provided with a copy of the 8-K Filing and had been requested to furnish a letter stating whether or not it agreed with the statements therein. Such letter was provided to the Company on January 23, 2007 and is attached as an Exhibit to this Current Report on Form 8-K/A.


Item 9.01.  Financial Statements and Exhibits

Exhibit 16    Letter of Grant Thornton LLP dated January 23, 2007.



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

                                SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 23, 2007

                                       COACTIVE MARKETING GROUP, INC.

                                       By: /s/ ERWIN MEVORAH
                                           ------------------------------------
                                           Erwin Mevorah,
                                           Chief Financial Officer


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

                                  EXHIBIT INDEX

No.               Description
----------        ----------------------------------------------------
Exhibit 16        Letter of Grant Thornton LLP dated January 23, 2007.




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